UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

TREND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-50978

(Commission File Number)

98-0343712

(I.R.S. Employer Identification Number)

Suite 501, 1166 Alberni Street

Vancouver, B.C., V6E 3Z3  Canada

(Address of principal executive offices)

(604) 681-9588

(Registrant's telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

By director’s consent resolution of Trend Technology Corporation (the “Registrant”) dated September 14, 2007, the Registrant forward split its 10,202,300 issued and outstanding common shares on a one for two basis, resulting in the Registrant having 20,404,600 issued and outstanding common shares effective on September 26, 2007.  The record date was established as September 25, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business(es) Acquired

Not Applicable

(b)

Pro forma Financial Information

Not Applicable

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 26, 2007

Trend Technology Corporation

Per:

/s/Leonard MacMillan

Leonard MacMillan,

President, C.E.O., C.F.O. and Director